Exhibit 99.1

McorpCX, Inc. Reports Fourth Quarter and Improved Full Year 2017 Financial Results

San Francisco, CA, April 3, 2018 (PRNewswire) -- Customer experience solutions company McorpCX, Inc. (TSXV: MCX, OTCQB: MCCX) (“McorpCX” or the “Company”) today reported its financial results for the year ended December 31, 2017.

“We are pleased with our financial progress in 2017, and attribute much of this to a renewed focus on our core consulting and services business, combined with the implementation of cost containment measures intended to improve our cash flow from operations,” said Michael Hinshaw, McorpCX President and CEO.

“We believe that delivering better customer experiences is a powerful, sustainable way for any organization to differentiate from their competition. As such, we continue to evaluate opportunities related to the business of developing and delivering technology-enabled products and services designed to help corporations improve their customer listening and customer experience management capabilities -- with the goal of helping them design and deliver better experiences for their customers,” concluded Mr. Hinshaw.

Select financial highlights for the year ended December 31, 2017:

●	Revenue increased by 54% from $1,637,671 in 2016 to $2,514,014 in 2017.
●	The Company reported an EBITDA(1) of ($175,496) in 2017 compared to ($951,673) in 2016 for an 82% improvement.
●	A 64% improvement in net loss for 2017 ($411,073) from our net loss of $1,158,854 for 2016.
●	The Company had a cash balance of $1,616,076 at December 31, 2017 compared to a cash balance of $1,925,744 at December 31, 2016.

Mr. Gregg Budoi, the Company’s Chief Financial Officer, stated “We continue to evaluate strategies focused on ways to create a more complete slate of customer experience solutions for our clients, and to drive additional product and service revenue and growth for the Company.

“These strategies may include further software or technology development expenditures; pursuit of mergers, acquisitions or joint ventures with companies that provide complimentary products and services; software licensing arrangements; and investment in additional infrastructure within our Company.

“Any potential strategies identified by management will be thoroughly vetted by our board of directors to assess the expected level of enterprise value compared to the various risks, including but not limited to our ability to adequately finance execution of the strategy,” he concluded.

A significant portion of the Company’s operating expenses were directly related to the costs associated with meeting the continued listing requirements of the TSX Venture Exchange (the “TSX-V”) in Canada as well as the public reporting requirements under the Securities Exchange Act of 1934 (the “Exchange Act”) in the United States. In 2017, the Company spent $270,162 on expenses directly related to maintaining its listing on the TSX-V and compliance with the Exchange Act reporting requirements, which was significantly down from the $459,694 invested in these costs in 2016.

For a complete discussion of the Company’s financial condition and operating results, see our Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on EDGAR and with Canadian securities regulators on SEDAR.

About McorpCX

McorpCX, Inc. (http://mcorp.cx) is a customer experience services company targeting the Global Customer Experience Management (CEM) market, estimated by marketsandmarkets to grow from USD $5.06 Billion in 2016 to $13.18 Billion by 2021. Customers range from Fortune 100 brands to fast-moving mid-market leaders and other customer-centric companies. McorpCX is focused on pursuing value-enhancing growth opportunities for its shareholders.

For more information, please contact:

General Information: 1-866-526-2655 toll free in the U.S., or +1-415-526-2655

Investors: ir@mcorp.cx

Website: http://mcorp.cx

Twitter: @McorpCX (https://twitter.com/mcorpcx)

(1) We define EBITDA as the net loss plus interest, tax, depreciation and amortization expenses. We consider EBITDA to be a meaningful supplement to net income (loss) as a performance measure primarily because depreciation and amortization expenses are not actual cash costs, and interest and tax expenses are not related to our direct operating activities.

In addition, we believe EBITDA is commonly used by investors and other interested parties to evaluate our financial performance. EBITDA does not reflect the impact of a number of items that affect our net income (loss), including financing costs. EBITDA should not be considered as an alternative to net income (loss) or income (loss) from operations as a measure of performance, or as an alternative to net cash from operating activities as a measure of liquidity. EBITDA is an internal measure and therefore may not be comparable to other companies.

The following table provides a reconciliation of net income (loss) to EBITDA for the periods indicated:

	Year Ended
	December 31,
	2017	2016

Net Income (Loss)	$(411,073)	$(1,158,854)
Depreciation and Amortization	(226,599)	(191,652)
Interest expense	(8,978)	(15,529)

EBITDA	$(175,496)	$(951,673)

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the United States securities laws and applicable Canadian securities legislation. These statements are, in effect, management’s attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy and management’s plans and objectives for future operations are forward-looking statements. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to the Company and its management are intended to help identify forward-looking statements. Although we believe that management’s expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements include statements relating to the Company's business and operations as well as the anticipated growth of the Global Customer Experience Management (CEM) market. Such statements involve assumptions relating to the Company's business, the ability of the Company to execute on its business plan, the competitive environment of the Company's products and services and the future development and pricing of the Company’s products and services. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: general economic and business conditions, changes in demand for the Company’s products and services, changes in the competitive environment and the introduction of competing software solutions by competitors, the Company’s ability to complete any future required financing and the Company’s dependence upon and availability of qualified personnel. . Forward-looking statements regarding potential strategies for the growth of our Company and the execution on any identified strategy will be subject to risks and uncertainties, including, but not limited to, the ability of the Company to finance any strategic opportunity that is identified and the risk that execution on the strategy will not result in the anticipated revenues or growth. In light of these and other uncertainties, the forward-looking statements included in this press release should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise the statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.